EXHIBIT 99.1
Elissa Fink, Ryan Kearny Join Talend Board, Bringing Tech Industry Marketing and Product Expertise

Former Tableau CMO and F5 CTO Deepen High-Growth Cloud and Data Market Expertise on Talend’s Board

Redwood City, CA, November 18, 2020 — Talend (NASDAQ: TLND), a global leader in data integration and integrity, today announced that it has appointed Elissa Fink and Ryan Kearny to its board of directors. Ms. Fink brings significant marketing experience to the board, most recently having served as CMO for Tableau. Mr. Kearny has held a number of executive-level roles leading product and engineering teams, including serving as CTO of F5.

“Elissa brings experience serving on the boards of a number of dynamic, private technology firms, as well as extensive marketing expertise from her tenure as CMO of Tableau,” said Steve Singh, Chairman of the Board of Talend. “Her deep insight into the data landscape and proven ability to guide rapid-growth companies execute and scale will be tremendously beneficial for Talend.”

“Ryan’s more than two decades experience leading product development and scaling engineering teams will be invaluable as Talend continues to innovate its solution set,” said Singh. “I look forward to working closely with Ryan and Elissa to help Talend on its journey to becoming a billion-dollar revenue company.”

Ms. Fink currently sits on the board of several technology companies, including Qumulo and Pantheon. Most recently, she was CMO of Tableau, a data visualization company acquired by Salesforce, through its rise from a start-up with $5 million in annual revenue to a public company with over $1 billion in annual revenue. Prior to Tableau, she was Executive Vice President at IXI Corporation, a financial services technology company acquired by Equifax, Inc. Ms. Fink is filling the vacancy created by the previously disclosed resignation from Talend’s board of Mike Tuchen, Talend’s former CEO.

Mr. Kearny is Chief Technology Officer and Senior Vice President, Development at Lassen Peak, a software security company. He previously drove technology strategy, roadmap, and growth for more than two decades in various executive roles at F5 Networks, an application services and application delivery networking company. Mr. Kearny is filling the vacancy created by the resignation of Mark Nelson, who is leaving to focus on his role as Executive Vice President of Product Development at Tableau, which is now part of Salesforce.

“I want to take this opportunity to thank Mark for the strategic guidance he has provided our company,” said Christal Bemont, Chief Executive Officer, Talend. “Mark’s insights and experience have been invaluable, and it’s been an honor to work with him.”

Forward-Looking Statements
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About Talend
Talend (NASDAQ: TLND), a leader in data integration and data integrity, is changing the way the world makes decisions.

Talend Data Fabric is the only platform that brings together all the data integration and governance capabilities to simplify every aspect of working with data. Talend delivers complete, clean, and uncompromised data in real-time to all. This unified approach to data has made it possible to create the Talend Trust Score™, an industry-first innovation that instantly assesses the reliability of any dataset to bring clarity and confidence to every decision.

Over 5000 organizations across the globe have chosen Talend to run their businesses on trusted data. Talend is recognized as a leader in its field by leading analyst firms and industry media. For more information, please visit www.talend.com and follow us on Twitter: @Talend.

Investor Contact:
Damaari Drumright
Vice President, Treasury and Investor Relations
ddrumright@talend.com
650-667-5160

Media Contact:
Chris Taylor
Vice President, Corporate Communications
Ctaylor@Talend.com
650-268-5024